UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2010

Motorola, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

On May 24, 2010, Motorola, Inc. issued a press release announcing its commencement of cash tender offers to purchase up to $400 million aggregate principal amount of certain specified series of its outstanding debt securities.  A copy of the press release announcing the cash tender offers is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1                                  Press release dated May 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA, INC.
(Registrant)
	By:	/s/ Larry R. Raymond
Name: Larry R. Raymond
Title: Senior Vice President and Treasurer

Dated: May 25, 2010

EXHIBIT INDEX

Number	Exhibit

Exhibit 99.1	Press release dated May 24, 2010